Prospectus supplement dated May 31, 2013
to the following prospectus(es):
Schwab Income Choice Variable Annuity prospectus dated May 1, 2012
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On June 3, 2013, pursuant to the terms of the contract Nationwide is exercising its right to refuse subsequent purchase payments which total in aggregate $50,000 or more in any calendar year. Nationwide will accept subsequent purchase payments through July 14, 2013. Effective July 15, 2013, Nationwide will begin imposing the $50,000 per calendar year restriction. Consequently, in connection with the terms of the prospectus the following changes apply:
(1)	The "Optional riders" subsection of the "Dollar Limit Restrictions" section is replaced with the following:
Optional riders. If the Contract Owner elects the 7% Lifetime Income Option, effective July 15, 2013, subsequent purchase payments are limited to an aggregate total of $50,000 per calendar year.
(2)	The fifth paragraph of the "7% Lifetime Income Option" section is replaced with the following:
Where permitted by state law, subsequent purchase payments are permitted under the 7% Lifetime Income Option as long as the Contract Value is greater than zero. Effective July 15, 2013, subsequent purchase payments are limited to an aggregate total of $50,000 in any calendar year. If subsequent purchase payments are submitted in excess of $50,000 in any calendar year, the entire purchase payment that causes the aggregate amount to exceed $50,000 will be immediately returned to the Contract Owner in the same form in which it was received. Contract Owners may contact the Service Center to find out if Nationwide will accept a particular subsequent purchase payment. Nationwide may waive the $50,000 limitation for subsequent purchase payments in the future.
FND-0579-6